CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

DERIVED INFORMATION   1/16/04

$22,000,000 Class B-2 and Class B-3

Subordinate Certificates Offered

(Approximate)

$800,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

1. Interest Rate Stress

The below table displays the Weighted Average Life (WAL), the Cumulative Net Collateral Loss to Maturity (expressed as a percentage of the initial collateral balance), the Collateral Duration and the Discount Margin for Classes B-2 and B-3 at the percentage of the breakeven level of CDR (i.e. the rate above which the specified class incurs a writedown) assuming:

•

Priced at Par

•

100% of the ACA Prepayment Curve (APC)

•

Various Forward LIBOR Stresses

•

40% Loss Severity

•

12-month lag from default to loss

•

Triggers Functional (Stepdown if pass triggers)

*Forward LIBOR Vector = Forward LIBOR + 100 for months 1 – 12, Forward LIBOR + 200 for months 13 - 24, Forward LIBOR + 300 for months 25 – 36, and Forward LIBOR + 400 thereafter.

2. Loss Severity Stress

The below table displays the Weighted Average Life (WAL), the Cumulative Net Collateral Loss to Maturity (expressed as a percentage of the initial collateral balance), the Collateral Duration and the Discount Margin for Classes B-2 and B-3 at the percentage of the breakeven level of CDR (i.e. the rate above which the specified class incurs a writedown) assuming:

•

Priced at Par

•

100% of the APC

•

Forward LIBOR

•

70% Loss Severity

•

12-month lag from default to loss

•

Triggers Functional (Stepdown if pass triggers)

3. Prepayment Speed Stress

The below table displays the Weighted Average Life (WAL), the Cumulative Net Collateral Loss to Maturity (expressed as a percentage of the initial collateral balance), the Collateral Duration and the Discount Margin for Classes B-2 and B-3 at the percentage of the breakeven level of CDR (i.e. the rate above which the specified class incurs a writedown) assuming:

•

Priced at Par

•

Various Prepayment Rates

•

Various Forward LIBOR Stresses

•

Various Loss Severity Percentages

•

12-month lag from default to loss

•

 Triggers Functional (Stepdown if pass triggers)

*Forward LIBOR Vector = Forward LIBOR + 100 for months 1 – 12, Forward LIBOR + 200 for months 13 - 24, Forward LIBOR + 300 for months 25 – 36, and Forward LIBOR + 400 thereafter.

4. Yield Calculation

The below table displays the Weighted Average Life (WAL), the Cumulative Net Collateral Loss to Maturity (expressed as a percentage of the initial collateral balance), the Collateral Duration, the Discount Margin and the principal writedown amount for Class B-2 and Class B-3 assuming:

•

Priced at Par

•

15% CPR on Fixed Collateral and 35% CPR on ARM Collateral

•

2.5% CDR

•

Forward LIBOR plus 400 basis points

•

50% Loss Severity

•

12-month lag from default to loss

•

 Triggers Functional (Stepdown if pass triggers)

Appendix